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                                                                      Exhibit 10

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         This Agreement, dated as of July 31, 1995 (this "Amendment") is entered into by and among AmeriGas Propane, L.P., a Delaware limited partnership (the "Company"), AmeriGas Propane, Inc., a Pennsylvania corporation (the "General Partner"), Petrolane Incorporated, a California corporation ("Petrolane"; the Company, the General Partner and Petrolane being hereinafter referred to collectively as the "Borrowers" and sometimes individually as a "Borrower"), the several financial institutions parties to this Amendment (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as Agent.

                                    RECITALS

         The Borrowers, the Banks, the Issuing Bank and the Agent are parties to a Credit Agreement dated as of April 12, 1995 (the "Credit Agreement"). Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

         The Borrowers have requested that the Banks and the Issuing Bank amend the Credit Agreement to reduce the minimum face amount of Letters of Credit to $500,000. The Banks and the Issuing Bank have agreed to so amend the Credit Agreement, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                   AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENT

         1.      Amendment of Section 3.1 (The Letter of Credit Subfacility).
Section 3.1 of the Credit Agreement is hereby amended by deleting the amount "$1,000,000" appearing in paragraph (b) (v) thereof and substituting therefor the amount "$500,000".

B.       REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represents and warrants to the Banks and the Issuing Bank that:





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         1.      No Event of Default specified in the Credit Agreement and no
Default has occurred and is continuing;

         2. The representations and warranties of such Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all corporate or partnership action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the execution, delivery or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT

         This Amendment will become effective as of the date first written above upon receipt by the Agent of counterparts hereof duly executed by each Borrower, the Required Banks and the Issuing Bank, and duly acknowledged by the Agent.

D.       MISCELLANEOUS

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signature thereto and hereto were upon the same instrument.

         2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties thereto in accordance therewith. All references to the Credit Agreement contained in the Credit Agreement or the other Loan Documents shall henceforth be deemed to refer to the Credit Agreement as amended by this Amendment.

         3. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                                 AMERIGAS PROPANE, L.P.
                                                 By: AMERIGAS PROPANE, INC.,
                                                     as General Partner





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                                     By: /s/M. J. Cuzzolina
                                        ----------------------------------
                                     Name: M. J. Cuzzolina
                                          --------------------------------
                                     Title: Treasurer
                                           -------------------------------

                                     AMERIGAS PROPANE, INC.



                                     By: /s/M. J. Cuzzolina
                                        ----------------------------------
                                     Name: M. J. Cuzzolina
                                          --------------------------------
                                     Title: Treasurer
                                           -------------------------------

                                     PETROLANE INCORPORATED



                                     By: /s/M. J. Cuzzolina
                                        ----------------------------------
                                     Name: M. J. Cuzzolina
                                          -------------------------------
                                     Title: Treasurer
                                           -------------------------------

                                     BANK OF AMERICA ILLINOIS,
                                     as a Bank and as Issuing Bank


                                     By: /s/Steve A. Aronowitz
                                        ----------------------------
                                     Name: Steve A. Aronowitz
                                          --------------------------
                                     Title: Vice President
                                           -------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON



                                     By: /s/Frank T. Smith
                                        ---------------------------------
                                     Name: Frank T. Smith
                                          -------------------------------
                                     Title: Director
                                           -------------------------------

                                     THE BANK OF NEW YORK

                                     By: /s/Peter H. Abdill
                                        ---------------------------------
                                     Name: Peter H. Abdill
                                          --------------------------------




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                                     Title:
                                           ------------------------------


                                     CORESTATES BANK, N.A.



                                     By: /s/Anthony D. Braxton
                                        ---------------------------------
                                     Name: Anthony D. Braxton
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------


                                     FIRST FIDELITY BANK,
                                     NATIONAL ASSOCIATION



                                     By: /s/Wynelle Farlow
                                        ---------------------------------
                                     Name: Wynelle Farlow
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------


                                     THE FIRST NATIONAL BANK OF MARYLAND



                                     By: /s/George A. Hennessy
                                        ---------------------------------
                                     Name: George A. Hennessy
                                          -------------------------------
                                     Title: Assistant Vice President
                                           ------------------------------


                                     MELLON BANK, N.A.



                                     By: /s/Maria D. Kalilec
                                        ---------------------------------
                                     Name: Maria D. Kalilec
                                          -------------------------------
                                     Title:  Assistant Vice President
                                           -------------------------------

                                     THE MISUBISHI BANK, LIMITED,
                                     New York Branch



                                     By: /s/Frank H. Madden
                                        ---------------------------------
                                     Name: Frank H. Madden
                                          -------------------------------
                                     Title:  Joint General Manager
                                           ------------------------------






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                                     PNC BANK, NATIONAL ASSOCIATION



                                     By: /s/H. Todd Dissinger
                                        ---------------------------------
                                     Name: H. Todd Dissinger
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------

                                     UNION BANK



                                     By: /s/Walter M. Roth
                                        ---------------------------------
                                     Name: Walter M. Roth
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------


                                     UNION BANK OF SWITZERLAND,
                                     New York Branch



                                     By: /s/Peter B. Yearly
                                        ---------------------------------
                                     Name: Peter B. Yearly
                                          -------------------------------
                                     Title: Vice President
                                           ------------------------------

                                     By: /s/James P. Kelleher
                                        ---------------------------------
                                     Name: James P. Kelleher
                                          -------------------------------
                                     Title: Assistant Vice President
                                           ------------------------------


Acknowledged:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent

By: /s/Doris V. G. Bergum
   ------------------------------
Name: Doris V. G. Bergum
     ----------------------------
Title: Vice President
      ---------------------------




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